Exhibit 99.1

May 11, 2010 D R and Business Briefing

Alex Kelly Vice President, Investor Relations D R and Business Briefing

Forward-Looking Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential or financial performance. No forward- looking statement can be guaranteed and actual results may differ materially from those projected. Merck undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Merck's business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of Merck's Form 10-K for the year ended Dec. 31, 2009, and in any risk factors or cautionary statements contained in the Company's periodic reports on Form 10-Q or current reports on Form 8-K, which the Company incorporates by reference.

No Duty to Update The information contained in the presentation set forth below was current as of May 11, 2010. While this presentation remains on the company's website the company assumes no duty to update the information to reflect subsequent developments. Consequently, the company will not update the information contained in the presentation and investors should not rely upon the information as current or accurate after May 11, 2010.

Chairman and Chief Executive Officer Richard T. Clark

Today's Merck Is Best Positioned .... To meet evolving needs in a global healthcare environment .... To drive growth .... To maximize total shareholder return

Accelerate Breakthrough Continued strong growth of key brands in first 2 quarters Built an outstanding leadership team Prioritized and advanced key R&D projects and launched new drugs Completed commercial integration of 16 of top 20 markets Announced plans to create a Merck and sanofi-aventis animal health JV Made significant progress on synergies and new operating model .... Creating a unified culture and new organization Best Positioned ... and Delivering a Successful Merger We are here Launch

Best Positioned ... and Off to a Fast Start SINGULAIR Allergic Rhinitis/Asthma $2,425 11% ZETIA/VYTORIN Atherosclerosis $2,202 4% COZAAR/HYZAAR Hypertension $1,737 1% JANUVIA/JANUMET Diabetes $1,472 37% REMICADE Autoimmune Disorders $1,309 30% NASONEX Allergic Rhinitis $606 3% PROQUAD/MMRII/VARIVAX Viral Vaccines $652 19% TEMODAR Oncology $565 16% GARDASIL HPV Vaccine $510 -7% ISENTRESS HIV $466 68% TOTAL Global Human Health Sales TOTAL Global Human Health Sales $20,598 7% TOTAL Animal Health Sales TOTAL Animal Health Sales $1,468 13% TOTAL Consumer Care Sales TOTAL Consumer Care Sales $611 1% $ millions 4 Q'09 + 1Q'10 Supp. Comb. Non-GAAP Sales1 YoY change 1 For a definition of Supplemental Combined Non-GAAP sales and a reconciliation of these amounts to amounts reported in accordance with GAAP, see table in 05/11/2010 8K filing.

Best Positioned for Success in Evolving Healthcare Environment Healthcare reform Global pricing environment Major patent expirations Regulatory environment Follow-on biologics Emerging markets Preventive medicine

Industry Facing Major Patent Expirations 2009 2010 2011 2012 2013 2014 East 9.2 15.8 12.5 24.7 15.6 13.5 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Merger strengthens patent position Major expirations COZAAR/HYZAAR 2010 SINGULAIR 2012 History of offsetting patent expirations with organic growth High single-digit non-GAAP EPS compound annual growth rate from 2009 to 2013 Source: EvaluatePharma(r) (March 2010). U.S. Pharmaceutical Sales Lost From Patent-Expired Products ($ billions)

Building a Strong Leadership Team Help develop Merck's position on medical and product safety issues and their management. Provide input in establishing procedures to address product safety issues. Michael Rosenblatt, MD EVP & Chief Medical Officer Leverage Merck's consumer brands to capitalize on new growth opportunities, including global expansion Bridgette Heller EVP & President, Consumer Care

Building a Strong Leadership Team Develop and execute strategy for Merck BioVentures, and manufacturing responsibility for Vaccines and Biologics Execute our plan to create a significant biologics presence for the new Merck. Rich Murray, PhD Senior Vice President, Biologics Research & Development Develop and execute strategy to revitalize and expand global reach of Merck vaccines business Julie Gerberding, MD President Merck Vaccines Michael Kamarck, PhD President Merck BioVentures & SVP, Vaccines and Biologics

Best Positioned R&D Pipeline

Filed 2009

- BRINAVESS (EU)
- DULERA[2]
- NOMAC/E2 (EU)
- SYCREST (EU)

File 2010[1]

- Boceprevir
- JANUMET XR (US)
- NOMAC/E2 (US)
- Ridaforolimus
- Sitagliptin + Simvastatin

File 2011[1]

- AIT Grass[3] (US)
- BRIDION (US)
- Ezetimibe + Atorvastatin
- SAFLUTAN (US)
- Sitagliptin + Pioglitazone
- Telcagepant
- Vorapaxar

File 2012[1]

- Acadesine
- AIT Ragweed (US)
- ELONVA (US)
- MK-0524A (US)
- MK-0524B
- MK-4305
- Odanacatib
- V503

[1]Anticipated filing date
[2]Trade name DULERA is under regulatory review in the US
[3]Anticipated filing 2010/2011

MERCK
Be well

Best Positioned to Successfully Launch New Products Track record of strong launches New commercial model focused on customers Strong local execution Primary care and specialty care capabilities Focused on driving growth

Source: WHO; MSD. Women's Health Lack of access to contraception creates an enormous unmet medical need Diabetes 75%+ of worldwide diabetic population in Emerging Markets Vaccinations 28MM+ children per year do not receive basic vaccines Respiratory 300 million people currently suffer from asthma. Most asthma- related deaths occur in low- and lower-middle income countries Best Positioned in Emerging Markets Infectious Disease 166 deaths per 100,000 in India (vs. 23 in U.S.) due to infectious diseases Cardiovascular Disease 23.6MM people will die from CVDs, mainly from heart disease and stroke, by 2030 - deaths in SE Asia will grow the most 50%+ increase in hypertension in China from 2005-15

Best Positioned to Do More Globally for Patients in Need MSD Wellcome Trust Hilleman Labs, India MSD HIV/AIDS Partnership, China Rotavirus Infant Vaccination Program, Nicaragua Mectizan Donation Program UN Foundation Measles Initiative African Comprehensive HIV/AIDS Partnerships U.S. Patient Assistance Programs Merck Childhood Asthma Network

Merck Consumer Care Positioned to Meet Growing Consumer Needs Diversification of portfolio Strong consumer brands lack patent expiry cliff Higher pipeline probability Rx to OTC switches Strong competitor with 2009 sales of $1.3 billion* Extends Merck's commitment to health and wellness Care for consumers longer Healthcare is "consumer-centric" Global expansion opportunity May allow faster entry into Emerging Markets - platform for Rx brands *Supplemental combined non-GAAP sales.

Intervet/Schering-Plough Animal Health: Best Positioned to Be a Leader in Animal Health Solid business with proven track record of industry leading growth Leading industry position with $2.7 billion* in 2009 sales Broad balanced portfolio Strong R&D pipeline Experienced management team Planned JV with Merial will create a new global leader in AH; expected close 1Q'11 *Supplemental combined non-GAAP sales.

Today's Merck is Best Positioned .... To Be The Best Healthcare Company

Peter S. Kim President, Merck Research Laboratories

Outline Merck's Pipeline Overview Portfolio Prioritization Biologics Commitment to Life Cycle Management Cardiovascular Research Late-Stage Pipeline Review Summary

Merck Pipeline[1] April 30, 2010

Phase II	Phase II	Phase III	Phase III	Combination Products in Development[7]
Allergy, Immunotherapy SCH 900237[2]	HIV, vicriviroc (SCH 417690)	Allergy, Grass Pollen SCH 697243[2]	Hepatitis C, boceprevir (SCH 503034)	Atherosclerosis Ezetimibe + atorvastatin (MK-0653C)
Asthma MK-0476C	Hot Flashes MK-6913	Allergy, Ragweed SCH 039641[2]	Insomnia MK-4305	Diabetes JANUMET XR (US)
Atrial Fibrillation, vernakalant (MK-6621 [oral])	Insomnia MK-6096	Atherosclerosis MK-0524A[3] (US)	Ischemia-Reperfusion Injury, acadesine (SCH 900395)	Diabetes, Sitagliptin + simvastatin (MK-0431D)
Colorectal cancer dalotuzumab (MK-0646)	Osteoporosis MK-5442	Atherosclerosis MK-0524B	Migraine, telcagepant (MK-0974)	**Under Review**
Cancer, dinaciclib (SCH 727965)	Parkinson's Disease, preladenant (SCH 420814)	Atherosclerosis, anacetrapib (MK-0859)	Neuromuscular blockade reversal, BRIDION[5] (SCH 900616) (US)	Asthma DULERA[8] (SCH 418131) (US/EU)
Cancer, SCH 900776	Pediatric Vaccine V419	Cervical Cancer, V503 HPV vaccine (9 valent)	Osteoporosis, odanacatib (MK-0822)	Atrial Fibrillation BRINAVESS (MK-6621)[9] (EU)
Clostridium difficile Infection, MK-3415A	Progeria, lonafarnib (SCH 066336)	Contraception, NOMAC/E2 (SCH 900121) (US)	Sarcoma, ridaforolimus (MK-8669)	Contraception NOMAC/E2 (SCH 900121) (EU)
COPD SCH 527123	Schizophrenia, MK-8998	Diabetes, sitagliptin/pioglitazone (MK-0431C)	Staph Infection, daptomycin for injection (MK-3009)[6]	Schizophrenia, Bipolar Disorder, SYCREST (SCH 900274) (EU)
➡ Contraception, Medicated IUS (SCH 900342)	Schizophrenia SCH 900435	Fertility, corifollitropin alfa (SCH 900962)[3] (US)	Thrombosis, vorapaxar (SCH 530348)	
Diabetes MK-3577	Staph Infection V710	Glaucoma, SAFLUTAN (MK-2452)[4] (US)		
Hepatitis C, vaniprevir (MK-7009)	Thrombosis, betrixaban (MK-4448)			

➡ Moved forward since last pipeline update

1 The Pipeline is as of April 30, 2010
2 North American rights only
3 Approved in Europe
4 Approved in certain countries in Europe and Japan
5 Approved in Europe and Japan
6 Japanese rights only
7 Fixed Dose Combinations anticipated to be submitted to the US FDA, MK-0431A XR in 2010, MK-0431D in 2010, and MK-0653C in 2011
8 Trade name DULERA is under regulatory review in the US
9 Exclusive rights outside of the United States, Canada, and Mexico

MERCK
Be well

2010 Merck Research & Development Highlights Filings 3 New Molecular Entities (NMEs) recently approved 4 NMEs under review Major market filings anticipated in 2010 5 NMEs and combination products 5 Products with new indications Ongoing late-stage programs in 2010 (US/EU) 21 NMEs and combinations in Phase III Inclusive of the 5 listed above 8 Major new indications Inclusive of the 5 listed above Life cycle management: expanding value of key products

Global Scientific Strategy and Worldwide Licensing Gary Gilliland Senior Vice President & Franchise Head, Oncology Michael Mendelsohn Senior Vice President & Franchise Head, Cardiovascular Mirjam Mol-Arts Senior Vice President & Franchise Head, Women's Health & Endocrine Roger Pomerantz Senior Vice President & Franchise Head, Infectious Diseases Nancy Thornberry Senior Vice President & Franchise Head, Diabetes & Obesity David Nicholson Senior Vice President, Worldwide Licensing Alan Ezekowitz Senior Vice President & Franchise Head, Bone, Respiratory, Immunology & Dermatology Darryle Schoepp Senior Vice President & Franchise Head, Neurosciences & Ophthalmology

Merck Pipeline Overview Roadmap New Molecular Entities and Combination Products New Indications 2010 Anticipated Filings 5 Phase III Pipeline 16 Approvals 3 Under Review 4 5 2010 Anticipated Filings 4 Phase III New Indications 8 Approvals 4 Under Review January 2009 - April 2010 January 2009 - April 2010

New Molecular Entities and Combination Products Recent Regulatory Approvals & Submissions (US/EU) Approvals1 January 2009 - April 2010 Under Review ELONVA Fertility, Controlled Ovarian Stimulation (EU 1/10) BRINAVESS3 Atrial Fibrillation (EU) SAPHRIS Schizophrenia, Bipolar I Disorder (US 8/09) DULERA4 Asthma (US/EU) SIMPONI2 Rheumatoid Arthritis, Psoriatic Arthritis, Ankylosing Spondylitis (EU 10/09) NOMAC/E2 Contraception (EU) SYCREST Schizophrenia, Bipolar Disorder (EU) 1Approvals are solely intended to provide general information regarding Merck projects in development and, for this reason, the information is not represented to be complete. 2Exclusive marketing rights outside the United States, Japan and certain Asian markets. 3Exclusive rights outside of the United States, Canada and Mexico. 4Trade name under review in the United States.

SIMPONI: Human Monoclonal Antibody That Neutralizes Tumor Necrosis Factor (TNF) - alpha Once-monthly subcutaneous (SQ) injection Safety/tolerability Label consistent with anti-TNF class Core clinical development program GO-FORWARD RA patients previously treated with methotrexate GO-BEFORE RA patients - methotrexate naive GO-AFTER RA patients previously treated with anti-TNF GO-REVEAL Psoriatic arthritis GO-RAISE Ankylosing spondylitis

SAPHRIS Phase II/III Clinical Trials 1Response = ^ 30% decrease from baseline in Positive And Negative Syndrome Score (total score) 2Pooled data from: Study 004: Placebo (n=60), Asenapine 5 mg BID (n=58), Risperidone 3 mg BID (n=56) Study 021: Placebo (n=93), Asenapine 5 mg BID (n=102), Asenapine 10 mg BID (n=96), Olanzapine 15 mg (n=95) Study 022: Placebo (n=89), Asenapine 5-10 mg BID (n=85), Olanzapine 10-20 mg (n=85) Study 023: Placebo (n=122), Asenapine 5 mg BID (n=109), Asenapine 10 mg BID (n=105), Haloperidol 4 mg BID (n=112) 3Based on last observation carried forward Acute treatment pooled phase II/III studies (N=4)2 Odds ratio (95% CI) for response1 vs placebo Asenapine 5-10 mg BID 1.9 (1.4, 2.6) Pooled Comparators 1.7 (1.2, 2.4) Maintenance treatment (under review in the US and not currently approved) 6-Month cumulative relapse following initial 6-month Asenapine treatment Asenapine 5-10 mg BID (n=191) 12% Placebo (n=191) 47% Weight increase during chronic treatment (up to one year) Proportion of patients with clinically significant (^7%) weight gain3, (95% confidence intervals) Asenapine 5-10 mg BID (n=889) 14.7% (12.5%, 17.2%) Olanzapine 10-20 mg QD (n=305) 36.1% (30.7%, 41.7%)

ELONVA (corifollitropin alfa) New biological entity that binds to the Follicle-Stimulating Hormone (FSH) receptor Controlled ovarian stimulation in women undergoing assisted reproductive treatment One injection replaces 7 of FSH (FOLLISTIM) Status EU approval: January 2010 US filing anticipated: 2012 GnRH-antagonist ELONVA FOLLISTIM hCG 1 2 3 4 5 6 7 8 9 10 FOLLISTIM hCG 1 2 3 4 5 6 7 8 9 10

NOMAC/E2 Combined Oral Contraceptive Monophasic combined oral contraceptive 17?-estradiol (E2) Estrogen identical to the one naturally present in a woman's body Nomegestrol acetate (NOMAC) Highly selective progestogen with a 46-hour half-life Suppresses ovulation with a stable bleeding pattern Status EU submission: Under review US filing anticipated: 2010

Significant bronchodilation Fast onset of action Effective control of inflammation True 24 hour Protection DULERA1: Mometasone Furoate/Formoterol (MF/F) MFF Combining Two Best in Class Molecules Formoterol Mometasone Furoate MDI Under review for Asthma (US/EU) BID dosing (100 ?g/10 ?g - 400 ?g/10 ?g) Phase III for COPD Anticipated filing 2010 1Trade name under review in the US

DULERA: Combining Two Molecules to Treat Asthma Uncontrolled by Steroids Alone Phase III efficacy studies in moderate to severe asthmatics Adults and pediatrics All primary and co-primary endpoints met per protocol Time-to-first severe asthma exacerbation Change in FEV11 Generally well tolerated No asthma-related deaths or life-threatening adverse experiences 1Forced Expiratory Volume in the first second

Merck Pipeline Overview Roadmap New Molecular Entities and Combination Products New Indications 2010 Anticipated Filings 5 Phase III Pipeline 16 Approvals 3 Under Review 4 5 2010 Anticipated Filings 3 Phase III New Indications 8 Approvals 4 Under Review January 2009 - April 2010 January 2009 - April 2010

New Molecular Entities and Combination Products Merck Late-Stage Pipeline April 30, 2010 (US/EU)[1]

2010 Anticipated Filings	Phase III Programs (Anticipated Filing Date)		
NOMAC/E2 Contraception (US)	**SCH 697243**[2,3] Allergy, Grass Pollen (2011) (US)	**V503** Cervical Cancer (2012)	**Acadesine** Ischemia-Reperfusion Injury (2012)
JANUMET XR Diabetes (US)	**SCH 039641**[2] Allergy, Ragweed (2012) (US)	**MK-0431C** Diabetes (2011)	**Telcagepant** Migraine (2011)
MK-0431D Diabetes	**MK-0524A**[4] Atherosclerosis (2012) (US)	**ELONVA**[4] Fertility (2012) (US)	**BRIDION**[6] Neuromuscular blockade reversal (2011) (US)
Boceprevir Hepatitis C	**MK-0524B** Atherosclerosis (2012)	**SAFLUTAN**[5] Glaucoma (2011) (US)	**Odanacatib** Osteoporosis (2012)
Ridaforolimus Sarcoma	**MK-0653C** Atherosclerosis (2011)	**MK-4305** Insomnia (2012)	**Vorapaxar** Thrombosis (2011)
		Anacetrapib Atherosclerosis (>2015)	

[1]The Pipeline is as of April 30, 2010
[2]North American rights only
[3]Anticipated filing 2010/2011
[4]Approved in Europe
[5]Approved in certain countries in Europe and Japan
[6]Approved in Europe and Japan

MERCK
Be well

Merck Pipeline Overview Roadmap New Molecular Entities and Combination Products New Indications 2010 Anticipated Filings 5 Phase III Pipeline 16 Approvals 3 Under Review 4 5 2010 Anticipated Filings 3 Phase III New Indications 8 Approvals 4 Under Review January 2009 - April 2010 January 2009 - April 2010

New Indications – Recent Regulatory Approvals & Submissions (US/EU) as of April 30, 2010[1]

Approvals January 2009 – April 2010		Under Review
GARDASIL • Adult women (up to 45 years of age) cervical cancer and genital warts (EU 7/09) • Supplement for boys and men (US 10/09)	**PEGINTRON** • IDEAL Study (largest head-to-head comparison of PegIntron versus Pegasys) (EU 11/09) • Pediatric (EU 11/09)	**GARDASIL** • Anal intraepithelial neoplasia (AIN) • Adult women (US)[2]
ISENTRESS • Treatment of HIV-1 infection in treatment-naïve patients (US 7/09, EU 9/09)	**PEGINTRON/REBETOL** • Retreatment (US 3/09)	**IMPLANON NXT** • Contraception – new device (US)
JANUMET • Triple combination (EU 6/09, US 2/10) • Add-on to insulin (EU 10/09) • Removal of limitation of use with insulin (US 2/10)	**TEMODAR** • IV Formulation (US 3/09, EU 3/09) • Oral Sachet (EU 1/09)	**NASONEX** • Pediatric polyps/nasal congestion
JANUVIA • Triple combination (EU 6/09, US 2/10) • Monotherapy, first line (EU 8/09) • Add-on to insulin (EU 10/09) • Removal of limitation of use with insulin, initial combination with Pioglitzaone (US 2/10)	**IMPLANON NXT** • Contraception – new device (EU)	**SIMPONI** • Structural damage (EU)

[1]Approvals are solely intended to provide general information regarding Merck projects in development and, for this reason, the information is not represented to be complete.
[2]Discussions underway with the FDA to determine how adult women study data may be included in the prescribing information for GARDASIL

MERCK
Be well

Merck Pipeline Overview Roadmap New Molecular Entities and Combination Products New Indications 2010 Anticipated Filings 5 Phase III Pipeline 16 Approvals 3 Under Review 4 5 2010 Anticipated Filings 3 Phase III New Indications 8 Approvals 4 Under Review January 2009 - April 2010 January 2009 - April 2010

New Indications/Formulations Merck Late-Stage Pipeline April 30, 2010 (US/EU) 2010 Anticipated New Indications Filings 2010 Anticipated New Indications Filings Phase III New Indications (anticipated filing date) Phase III New Indications (anticipated filing date) ARCOXIA Acute Pain (EU) TEMODAR Dose Dense Injection Glioblastoma ISENTRESS Once Daily HIV (2011) ZOLINZA Multiple Myeloma (2011) DULERA1 Chronic Obstructive Pulmonary Disease ZOSTAVAX 50 - 59 yrs old ZOLINZA Mesothelioma (2012) PEGINTRON2 Melanoma 1Trade name under review in the US 2US resubmission

Zostavax Trial Results: 50 to 59 Year-Olds Approximately 1 million cases of Herpes Zoster occur annually in the US1 The incidence of Herpes Zoster doubles between the 40 to 49 and 50 to 59 year-old age groups Incidence estimates for 50 to 59 year-olds ~ 5/1,000 per year Results: Vaccine efficacy for prevention of Herpes Zoster in the 50 to 59 year-old group is at least as good as in the 60 to 69 year-old group 69.8% for 50 to 59 year-old subjects2 63.9% for 60 to 69 year-old subjects in the Shingles Prevention Study 1From http://www.cdc.gov/vaccines/vpd-vac/shingles/dis-faqs.htm 2Data on file

Approvals - New Molecular Entities and Combinations January 2009 - April 2010 Approvals New Indications January 2009 - April 2010 Under Review Under Review Anticipated Filings (2010) Anticipated Filings (2010) BRIDION Neuromuscular Blockade Reversal ASMANEX (mometasone furoate inhalation powder) Asthma GARDASIL Cervical Cancer ROTATEQ Rotavirus CUBICIN Staph Infection JANUVIA Add-on indications Diabetes COSOPT Glaucoma TEMODAL IV (temozolomide) Glioblastoma NASONEX Unscented Asthma FOLLISTIM cartridge Fertility ZOLINZA Cutaneous T-cell Lymphoma JANUVIA Diabetes REMERON Depression Japan - Recent Regulatory Approvals & Submissions as of April 30, 20101 1Approvals are solely intended to provide general information regarding Merck projects in development and, for this reason, the information is not represented to be complete.

Outline Merck's Pipeline Overview Portfolio Prioritization Biologics Commitment to Life Cycle Management Cardiovascular Research Late-Stage Pipeline Review Summary

Overview: Portfolio Prioritization Process November December February January Portfolio Review #1 December Immediate Action Review Meeting Schering-Plough Leadership Portfolio Debrief Final Recommended Portfolio Phase I - LCM1 Priorities/Resources Meeting January/February Portfolio Review #2 Early January Portfolio Review #3 Late January Franchise Leadership Meetings 1Life Cycle Management

Prioritization of the Phase II and III Portfolio 0 5 10 15 20 25 30 35 Phase IIA Phase III Phase IIB Stop On Hold Proceed Number of Programs Merck's Clinical Pipeline Has Contributions From Both Legacy Companies (55% MRK; 45% SGP)

New Molecular Entities
Merck Phase II Pipeline April 30, 2010

2010 Phase II		
Allergy, Immunotherapy[1] SCH 900237	Contraception Medicated IUS (SCH 900342)	Parkinson's Disease Preladenant (SCH 420814)
Asthma MK-0476C	Diabetes MK-3577	Pediatric Vaccine V419
Atrial Fibrillation Vernakalant (MK-6621 [oral])	Hepatitis C Vaniprevir (MK-7009)	Progeria Lonafarnib (SCH 066336)
Colorectal Cancer Dalotuzumab (MK-0646)	HIV Vicriviroc (SCH 417690)	Schizophrenia MK-8998
Cancer Dinaciclib (SCH 727965)	Hot Flashes MK-6913	Schizophrenia SCH 900435
Cancer SCH 900776	Insomnia MK-6096	Staph Infection V710
Clostridium difficile Infection MK-3415A	Osteoporosis MK-5442	Thrombosis Betrixaban (MK-4448)
COPD SCH 527123		

[1]North American rights only

MERCK Be well

Outline Merck's Pipeline Overview Portfolio Prioritization Biologics Commitment to Life Cycle Management Cardiovascular Research Late-Stage Pipeline Review Summary

Merck Biologics Health Care Reform bill Innovative products: 12 years of data exclusivity Biosimilars: Pathway for FDA approval Merck's Biologics pipeline Novel biologics Marketed products: REMICADE, SIMPONI, FOLLISTIM, ELONVA, PEGINTRON 5 candidates in clinical development Biosimilars 2 candidates in clinical development ^ 5 candidates anticipated in late-stage development by 2012 Development of MK-2578 discontinued Pegylated erythropoietin Rationale: Regulatory feedback received that CV outcome assessment would be required, which would require substantial commitment of resources and result in significant delay

Biologics Clinical Development Pipeline April 30, 2010 Novel Biologics Biosimilars - MBV1 SCH-900105 (alpha HGF)/oncology (HGF = hepatocyte growth factor) MK-4214 G-CSF (G-CSF = granulocyte colony stimulating factor) MK-0646 IGF-1R/oncology MK-6302 G-CSF (pegylated) SCH 900222 (anti-IL-23)/immunology MK-3415A/C. difficile ELONVA (SCH 900962)/novel corifollitropin alfa injection (approved in the EU) 1Merck BioVentures

Merck's Overall Biologics R&D Strategy Technical Difficulty A Balanced Biologics Portfolio Biosimilars Accelerated development pathway Highly similar to innovator Merck BioVentures BioBetters Improve key traits of an established therapeutic protein Clinical differentiation vs the original product Novel Biologics New mechanisms Reward Innovative

Outline Merck's Pipeline Overview Portfolio Prioritization Biologics Commitment to Life Cycle Management Cardiovascular Research Late-Stage Pipeline Review Summary

ZETIA/VYTORIN Life Cycle Management Long-Term Safety & Efficacy Studies 1st Phase 2nd Phase 3rd Phase Ongoing/recently completed Core Phase III Program Monotherapy Co-administration with statins Special populations Homozygous Familial Hypercholesterolemia Sitosterolemia Add-on to fenofibrate, ER niacin Ezetimibe add-on vs dose titration Special populations (Diabetes, Elderly, Metabolic syndrome, Pediatrics) FDC with simvastatin (VYTORIN) Mechanism of Action studies Switch from statin Pediatrics (Ezetimibe) Rosuvastatin add-on SEAS (Aortic Stenosis) FDC with atorvastatin Ezetimibe/ atorvastatin FDC (MK-653C) SHARP (CV outcomes in Chronic Kidney Disease) IMPROVE-IT Cardiovascular Outcomes Study Ongoing

ZETIA/VYTORIN Ongoing Outcomes Study: IMPROVE-IT CV outcomes of patients with acute coronary syndrome 18,000 patients; >17,000 currently randomized Ezetimibe/simvastatin 10/40 mg (titrated up to 80 mg) Simvastatin 40 mg (titrated up to 80 mg) Anticipated study completion: 2013 Data Safety Monitoring Board Based on interim analysis at 50% of primary events, recommended continuing trial with no changes Recently added interim analysis after ~75% of primary events1 1Califf, R, et al, American Heart Journal, Volume 159, Issue 5, May 2010

ZETIA/VYTORIN Ongoing Outcomes Study: SHARP Benefit of statins in patients with chronic kidney disease not established Two trials in patients on hemodialysis failed to demonstrate CV benefit of statin treatment 4D with atorvastatin1 AURORA with rosuvastatin2 SHARP: evaluate ezetimibe/simvastatin 10/20 mg vs placebo on CV outcomes >9,400 patients with chronic kidney disease 1/3 dialysis; 2/3 pre-dialysis Minimum duration of follow-up: 4 years Anticipated study completion: 2010 1Wanner, C, et al, N Engl J Med 2005, 353;3 2Fellstron, BC, et al, N Engl J Med 2009, 360

Long-Term Safety & Efficacy Studies JANUVIA/JANUMET Life Cycle Management 1st Phase 2nd Phase 3rd Phase Ongoing/recently completed Core Phase III Program Monotherapy Combination therapy with metformin and with PPAR? Renal failure dosing Add-on to metformin vs sulfonylurea JANUMET Program Add-on to sulfonylurea +- metformin Insulin add-on Triple combination with PPAR? / metformin High baseline HbA1C metformin add-on study Metformin comparison study Initial combination with PPAR? Initial combination with metformin Study in elderly JANUMET vs pioglitazone Sitagliptin/ Pioglitazone Fixed Dose Combination FDC (MK-0431C) Sitagliptin/ Simvastatin FDC (MK-0431D) JANUMET Extended Release Program (US) Cardiovascular Outcomes Study PPAR: Peroxisome Proliferator-Activated Receptor

Body Weight (kg) Change From Baseline (LS Mean 95% CI) ? = -2.0 kg; p<0.001 -0.8 1.2 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 Body Weight Sitagliptin 100 mg Glimepiride 1 - 6 mg All Patients as Treated Week 30 ? =-15.0%; p<0.001 Percent of Patients 7.0 22 0 5 10 15 20 25 Hypoglycemia All Patients as Treated Week 30 Sitagliptin vs Glimepiride Added to Metformin in Patients With Type 2 Diabetes Mellitus: Noninferior Efficacy Patients on Sitagliptin lost weight while those on glimepiride gained weight Incidence of hypoglycemia was higher with glimepiride therapy Seck, Thomas et al, to be presented at The Deutsche Diabetes Gesellschaft, May 12-15, 2010. ^ (95% CI) 0.07% (-0.03, 0.16) A1C (%) (LS Mean +-SE) Week 0 6 12 18 24 30 6.8 6.9 7.0 7.1 7.2 7.3 7.4 7.5 Hemoglobin A1C Sitagliptin 100 mg, n=443 Glimepiride 1 - 6 mg, n=436

JANUVIA Safety and Tolerability: A Pooled Analysis

- Pooled analysis: double-blind, controlled studies
  - Up to 2 years in duration
  - >10,000 patients
  - Incidence rates of adverse events were generally similar in patients treated with Sitagliptin vs not treated with Sitagliptin[1]
  - Retrospective, pooled safety analysis: major adverse CV Events[1]
    - Relative Risk for Sitagliptin exposed vs nonexposed = 0.68 [95% CI: 0.41, 1.12]
- Prospective cardiovascular outcomes trial with Sitagliptin – TECOS:
  - ~14,000 patients with Type 2 diabetes
  - Initiated: December 2008
  - Event-driven trial

[1]Williams-Herman, D et al, *BMC Endocrine Disorders*, April 22, 2010; 10:7

MERCK
Be well

Long-Term Safety & Efficacy Studies Life Cycle Management: REMICADE 1st Phase 2nd Phase 3rd Phase Ongoing Crohn's Disease Rheumatoid Arthritis Signs & Symptoms Psoriasis Ulcerative Colitis Moderate/severe Surgical prevention Crohn's Disease 2nd-line treatment Pediatric Crohn's Disease Ulcerative Colitis Pediatric UC Crohn's Disease Extension to moderate CD (SONIC) Shortened Infusion (non-RA) Expansion of TNF Franchise SIMPONI Rheumatoid Arthritis Physical Function Joint Damage Crohn's Maintenance Ankylosing Spondylitis Early Rheumatoid Arthritis Psoriatic Arthritis 4th Phase

REMICADE - Greater Steroid-Free Remission and Mucosal Healing Compared With Azathioprine (AZA) in Treatment of Crohn's Disease Second-line treatment of moderate to severe Crohn's Disease patients Primary endpoint: steroid- free remission at week 26 Results: 47 out of 107 patients taking REMICADE + AZA had mucosal healing Colombel, JF et al. N Engl J Med 2010; 362 1AZA is not approved in all countries for the treatment of Crohn's Disease. All randomized patients Dosages AZA: ^2.5 mg/kg/day REMICADE: 5 mg/kg at weeks 0, 2, 6, and every 8 weeks thereafter Percent of Patients (%) REMICADE + placebo 0 20 40 60 80 100 p<0.001 p=0.006 p=0.02 51/170 75/169 96/169 30.0 44.4 56.8 AZA + placebo REMICADE + AZA Corticosteroid-free Clinical Remission at 26 weeks (N=508) Treatment Group Patients with Serious Adverse Events (week 54) AZA1 27% REMICADE 24% REMICADE + AZA 15%

Long-Term Safety & Efficacy Studies ISENTRESS Life Cycle Management 1st Phase 2nd Phase 3rd Phase 4th Phase Core Phase III Program Treatment- Experienced HIV Patients Once Daily 800 mg Program Compact Regimens Nucleoside Reverse Transcriptase Inhibitor- sparing Pediatric Program Collaborative Studies With ACTG and ANRS Pathogenesis New Treatment Paradigms Co-infections Investigator- Initiated Study Protocols Treatment- Naive HIV Patients Switch Studies To ISENTRESS from Kaletra Ongoing ACTG = Aids Clinical Trials Group; ANRS = Agence Nationale de Recherche sur le SIDA et les Hepatites Virales

Long-Term Safety & Efficacy Studies 1st Phase 2nd Phase 3rd Phase Core Phase III Program Cervical Cancer (HPV types 16 and 18) Genital warts (HPV types 6 & 11) Vulvar & vaginal cancer (HPV types 16 & 18) Male Program External Genital Lesions (HPV types 6 and 11) Male Program Concomitant Use Repevax, Menactra, Adacel HIV infected V503: 9-valent vaccine program GARDASIL: Life Cycle Management Plan 4th Phase Ongoing

Luciano Rossetti Senior Vice President, Global Scientific Strategy, Merck Research Laboratories

Merck Maintains a Strong Commitment to Cardiovascular Disease Research

- Global cardiovascular deaths are expected to rise to ~31% of global mortality by 2010[1]
- Hypertension, thrombosis and dyslipidemia remain the largest opportunities
- ~90,000 patients currently enrolled in Merck-sponsored cardiovascular outcomes trials

2009 IMS Sales for CV Diseases: $76 Billion


1% Angina
23% Anti-Coagulants/ Anti-Thrombotics
36% Hypertension
<1% Anti-Arrhythmics
37% Cholesterol
3% Heart Failure

[1]Mackay et al. *The Atlas of Heart Disease and Stroke*, WHO 2004

MERCK Be well

Cardiovascular - Outline Thrombosis - Atrial Fibrillation Vorapaxar (Phase III) Betrixaban (Phase IIB) BRINAVESS (under review) Ischemia Reperfusion Acadesine (Phase III) Atherosclerosis - Dyslipidemia TREDAPTIVE (Phase III, US) Anacetrapib (Phase III)

Formation of a Thrombus

Formation of a Thrombus PAR-1: Protease Activated Receptor 1

Differentiating Thrombosis Treatments Controlling Platelets Controlling Coagulation Vorapaxar is an antiplatelet agent Betrixaban is an anticoagulant agent Oral Antiplatelets (e.g., Aspirin, Plavix, Vorapaxar) Target the platelet and not the coagulation cascade Anticoagulants (Coumadin, Heparins, Factor Xa inhibitors e.g., Betrixaban, Direct Thrombin Inhibitors) Target the coagulation cascade, including thrombin, but not platelets Focus: Stroke prevention in Atrial Fibrillation Focus: Ischemic heart disease

Does not interfere with platelet collagen signaling Has no role in factor- dependent coagulation Prevents occlusive thrombus formation while not increasing the risk of bleeding Anticipated filing 2011 Vorapaxar: Unique Mechanism of Action as a PAR-1 Thrombin Receptor Antagonist

Vorapaxar: TRA-PCI Phase II Study *All patients on Standard of Care (aspirin, clopidogrel, anticoagulant) MACE: Major Adverse Cardiovascular Events; p-value relative to placebo Becker et al, Lancet, Mar 2009, Vol 373 4% 0% 2% 1% 3% 5% 3.3% All Doses n=422 Placebo n=151 10mg n=129 20mg n=120 40mg n=173 2.8% p = 0.77 1.6% p = 0.35 2.5% p = 0.70 4.0% p = 0.73 TRA 8% 0% 4% 2% 6% 10% 8.6% 40mg n=173 All Doses n=422 Placebo n=151 10mg n=129 20mg n=120 5.9% p = 0.26 8.5% p = 0.98 5.0% p = 0.25 4.6% p = 0.15 Compared with placebo, patients treated with Vorapaxar displayed: Similar rates of major and clinically relevant minor bleeding Trend for lower incidence of major adverse cardiac events Death or MACE at 60 Days* TRA TIMI Major/Minor Bleeding at 60 days*

Vorapaxar: Dose Selection Basic Principles No incremental increase in major bleeding at any dose tested1,2 Rapid onset of inhibition of platelet aggregation Inhibition of TRAP- mediated Platelet Aggregation Percent of Patients achieving platelet inhibition at 28 Days* Percent of Patients achieving platelet inhibition at 28 Days* Percent of Patients achieving platelet inhibition at 28 Days* Inhibition of TRAP- mediated Platelet Aggregation 0.5 mg 1 mg 2.5 mg > 80% 52% 88% 99.7% > 90% 38% 77% 99% 1Becker et al, Lancet, Mar 2009, Vol 373 2Goto, S. et al, Journal of Atherosclerosis & Thrombosis Feb 2010, Vol 17, Issue 2 80% 0% 40% 20% 60% 100% Placebo 10 mg 20 mg 40 mg 29 Vorapaxar 53 68 82 96 46 54 6 43 21 Loading Dose1 30 minutes 60 minutes 90 minutes 120 minutes Maintenance Dose * Based on Phase I data on file Patients with ^ 80% inhibition of TRAP-induced platelet aggregation (%)

Vorapaxar Acute Coronary Syndrome Study Enrollment >90% Complete Placebo n = 6125 TRA 40 mg Loading Dose 2.5 mg QD n = 6125 Placebo n =13,500 TRA 2.5 mg QD n = 13.500 Loading dose: 40 mg Vorapaxar vs placebo followed by 2.5 mg QD vs placebo Event driven for both primary and key secondary endpoint Minimum one year follow-up More than 12,000 patients enrolled 1o Endpoint: Composite of CV death, Myocardial Infarct (MI), Stroke, Recurrent Ischemia with Re-hospitalization, and Urgent Coronary Revascularization Key 2o Endpoint: CV Death, MI or Stroke Subjects with Non-ST Segment Elevation Acute Coronary Syndrome N = 12,500

Vorapaxar Secondary Prevention Enrollment Completed November 2009 Placebo n = 6125 TRA 40 mg Loading Dose 2.5 mg QD n = 6125 Placebo n =13,500 TRA 2.5 mg QD n = 13.500 Placebo vs 2.5 mg Vorapaxar QD Event driven for both primary and key secondary endpoint Minimum one year follow-up Interim analysis recently completed and the external Data Safety Monitoring Board recommended study continuation (March 2010) Patients who are post-Myocardial Infarct (MI), post-Ischemic Stroke, documented Peripheral Vascular Disease 1o Endpoint: Composite of CV death, MI, Stroke, and urgent coronary revascularization Key 2o Endpoint: CV Death, MI or Stroke N = 26,450

Atrial Fibrillation Is Growing in Prevalence Total prevalence of Atrial Fibrillation (AF) will reach nearly 10 million in major markets by 2016 Associated with 2-fold increase in mortality and 5-fold increase in stroke Source: Decision Resources 2008 Total Prevalence: 2006-2016 Millions 0 2,000 4,000 6,000 8,000 10,000 12,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 US Big 5 EU Japan

Betrixaban: EXPLORE Xa Trial to Investigate Bleeding Profile in Patients With Atrial Fibrillation Significantly less bleeding for Betrixaban 40 mg vs warfarin Number of strokes were within the range expected for warfarin Low peak-to-trough ratio; half-life suitable for once-daily dosing Anticipate no dose adjustment in patients with renal impairment Brief confirmatory dose-exposure study planned Anticipated Phase III in 2011 Ezekowitz et al, Presented at the Amer. College of Cardiology, March 2010 EXPLORE Xa Trial Primary Endpoint: Major and Clinically Relevant Non-Major Bleeding Cumulative Hazard Rates Days of Follow-up 0.0 0.05 0.10 0.15 0 50 100 150 200 W 60 80 40 *p=0.035 (40mg vs W) Warfarin (W) N=119 Betrixaban 60 N=115 Betrixaban 80 N=116 Betrixaban 40 N=116

BRINAVESS (Vernakalant IV): Novel Multi-ion Channel Blocker With Preferential Action on the Atrium

- Need for rapid, well-tolerated alternative for pharmacological cardioversion
- Active comparator study shows superiority of BRINAVESS over amiodarone IV for rapid cardioversion (within 90 min) of recent onset AF (N=254)
- Late-breaking trial presentation at Heart Rhythm Society meeting, May 14, 2010
- BRINAVESS submitted in the EU in 2009 and under review
- Oral Vernakalent in Phase II for maintenance of sinus rhythm

Conversion to Sinus Rhythm within 90 minutes


% Conversion of AF to Sinus Rhythm
52.9
5.3
51.0
4.0
51.2
3.6
47.0
14.0
50.9
CRAFT
I
III
II
IV
ACT
BRINAVESS
Placebo

MERCK
Be well

Cardiovascular - Outline Thrombosis - Atrial Fibrillation Vorapaxar (Phase III) Betrixaban (Phase IIB) BRINAVESS (under review) Ischemia Reperfusion Acadesine (Phase III) Atherosclerosis - Dyslipidemia TREDAPTIVE (Phase III, US) Anacetrapib (Phase III)

Acadesine: Adenosine Regulating Agent Ischemia/Reperfusion injury is a serious unmet medical need post-Coronary Artery Bypass Graft (CABG) High complication rate despite procedural improvements No approved therapies RED-CABG: ongoing single pivotal Phase III outcome study Acadesine IV (0.1 mg/kg/min) vs IV placebo x 7 hours Primary endpoint: composite of all-cause death, severe LV failure (IABP or LVAD), or stroke at 28 days Population: >7500 High-risk CABG patients IABP - Intra-aortic Balloon Pump LVAD - Left Ventricular Assist Device

Cardiovascular - Outline Thrombosis - Atrial Fibrillation Vorapaxar (Phase III) Betrixaban (Phase IIB) BRINAVESS (under review) Ischemia Reperfusion Acadesine (Phase III) Atherosclerosis - Dyslipidemia TREDAPTIVE (Phase III, US) Anacetrapib (Phase III)

Merck Atherosclerosis Strategy Targeting Residual Risk Although statins are effective in reducing cardiovascular risk, many patients remain at risk for cardiovascular events Merck is developing drugs to be used in combination with statins to further reduce cardiovascular risk Merck portfolio includes drugs that produce a range of LDL-C lowering and HDL-C raising on top of statins Residual Risk Relative Risk Reduction, % 0 10 20 30 40 50 60 70 80 90 100 ASCOT-LLA 16 16 36 37 15 27 37 24 31 24 37 22 WOSCOPS 4S CARE LIPID AFCAPS HPS PROSPER CARDS TNT PROVE-IT IDEAL

Niacin Has Demonstrated Cardiovascular Benefits, but Use May Be Limited by Tolerability In imaging and outcome studies1,2, administration of niacin at doses >1.5 g/day reduces atherosclerosis and cardiovascular risk However, use in clinical practice may be limited by tolerability; major issue is flushing 1Canner, P.L., et al, Fifteen year mortality in coronary drug project patients: long term benefit with niacin. J Am Coll Cardiol 1986, Vol 8; 2Brown, B.G., et al, Simvastatin and niacin, antioxidant vitamins, or the combination of the prevention of coronary disease. N Engl J Med 2001, Volume 345; 3Kamal-Bahl et al, Am J Cardiol, 2007, Volume 99 0 20 40 60 80 100 >1500 mg 1001-1500 mg 751-1000 mg 501-750 mg ^500 mg 4 wk 14,386 8 wk 6,349 12 wk 5,277 24 wk 5,402 1 y 2,104 N Persistence and Dose Attainment Among Users of Extended Release (ER) Niacin3 Percent Users ~2.2% of initial patients remaining on >1500 mg ER niacin after 1 yr

TREDAPTIVE Program: Positive Effects on Multiple Lipoproteins

Tredaptive (nicotinic acid/laropiprant, MSD) modified-release tablets

- In addition to high LDL-C levels, guidelines identify patients with low HDL-C and high non-HDL-C at increased coronary heart disease risk[1,2,3,4]
- Recent genetic evidence links Lp(a) to cardiovascular events[5]
- TREDAPTIVE
  - Merck's extended-release niacin combined with laropiprant, a novel flushing pathway inhibitor
  - Approved in more than 45 countries worldwide
  - Impact on Lipids (TREDAPTIVE 2 gm)[6]

LDL-C	HDL-C	TG	Lp(a)
-18%	+20%	-26%	-21%

[1]Ryden L. et al, ESC/EASD Guidelines, *European Heart J* 2007, Volume 28;
[2]Hokanson, J., J Cardiovascular Risk 1996, Volume 3; [3]Austin, M., *Am J Cardiol* 1999, Volume 83;
[4]Grundy, S. et al, Circulation 2004, Volume 110; [5]Clarke et al NEJM 2009, Volume 361;
[6]Maccubbin et al, *Int J Clin Pract*, December 2008, Volume 62, Issue 12

MERCK Be well

HPS2-THRIVE: On-going cardiovascular outcomes study to support US registration To assess the effect of TREDAPTIVE (2g) vs placebo on the risk of major vascular events in high-risk patients on simvastatin Conducted by Oxford University Clinical Trials Service Unit 25,000 patients randomized External Data Safety Monitoring Board recommended study continuation (Jan 2010) Anticipated filing 2012 Fixed dose combination with statin under development MK-0524B: TREDAPTIVE combined with simvastatin Anticipated filing 2012 Enrollment Complete in HPS2-THRIVE

Anacetrapib (MK-0859): Strong Biologic Rationale Selective, potent, reversible CETP inhibitor Does not covalently bind CETP No effect on blood pressure, serum electrolytes or aldosterone 1Tall, A. et al. Published online in ATVB, April 2010 (presented at the International Symposium on Atherosclerosis, June 2009) Cholesterol efflux from cells to HDL particles isolated from patients was enhanced following treatment with anacetrapib (300 mg) relative to placebo.1

Anacetrapib: Effect on LDL-C and HDL-C Degree of CETP inhibition is related to effects on LDL-C and HDL-C Treatment with Anacetrapib (10, 40, 150, and 300 mg QD) led to dose- dependent changes in LDL-C and HDL-C Bloomfield et al, Am Heart J, 2009, Volume 157 -50 -40 -30 -20 -10 0 0 50 100 150 LDL (% change) HDL (% change) Anacetrapib (8 wk) Effect of 150mg Anacetrapib on lipids HDL-C ApoA1 ApoE TGs LDL-C ApoB Lp(a) +140% +47% +39% -11% -40% -30% -40% 10 mg 40 mg 150 mg 300 mg

Anacetrapib: Status of Clinical Program Phase III DEFINE study ongoing; enrollment completed 20091 1,623 patients with CHD or CHD risk-equivalent Anacetrapib 100 mg once daily vs placebo (all patients on a statin) 18-month study; recently extended for additional 2 years Independent Data Safety Monitoring Board recommended continuing the trial following analysis of 12-month data We are proceeding with a cardiovascular outcomes study based on analysis of the 12-month data Study design currently under discussion with potential academic research partners and regulatory authorities Enrollment anticipated to begin in 2011 1Cannon et al, Design of the DEFINE trial, Am Heart J, Oct 2009

Merck Is Poised to Lead in Cardiovascular Research With 6 molecules in late-stage clinical development ~90,000 patients enrolled in outcomes trials In thrombosis with therapies that offer improved profiles In atherosclerosis with a wide range of options for LDL lowering as well as HDL raising

President, Merck Research Laboratories Peter S. Kim

New Molecular Entities and Combination Products
Merck Pipeline – Anticipated Filing Dates, Major Market

2010	2011	2012	>2012 (select)
Under Review	• AIT – Grass (US)[2]	• Acadesine	• Anacetrapib
• BRINAVESS (EU)	• BRIDION (US)	• AIT-Ragweed (US)	• Betrixaban
• DULERA[1]	• MK-0431C	• ELONVA (US)	• Dalotuzumab
• NOMAC/E2 (EU)	• MK-0653C	• MK-0524A (US)	• MK-3415A
• SYCREST (EU)	• SAFLUTAN (US)	• MK-0524B	• Preladenant
	• Telcagepant	• MK-4305	• V710
Anticipated	• Vorapaxar	• Odanacatib	
• Boceprevir		• V503	
• JANUMET XR (US)			
• MK-0431D			
• NOMAC/E2 (US)			
• Ridaforolimus			

[1]Trade name DULERA is under regulatory review in the US

[2]Anticipated filing 2010/2011

MERCK
Be well

Boceprevir - potent, oral HCV protease inhibitor SPRINT-11: Phase II in treatment naive patients Add-on to standard of care: peg-interferon/ribavirin (P/R) Positive Sustained Virological Response (SVR)3 results Incidence of skin related adverse experiences comparable to placebo Increased incidence of anemia hemoglobin decrease 1 - 1.5 gm/dL Phase III ongoing Anticipated filing: 2010 Boceprevir for Hepatitis C Infection (HCV) % Patients Achieving SVR 0 10 20 30 40 50 60 70 80 38 54 56 67 P/R Control 48 weeks P/R/B 28 weeks2 P/R 4 wks ? P/R/B 24 weeks P/R/B 48 weeks P/R 4 wks ? P/R/B 44 weeks 75 N=104 N=107 N=103 N=103 N=103 p=0.013 p=0.005 p<0.0001 p<0.0001 SPRINT-1 1Kwo, et al. Presented at AASLD, 2009 21 late relapser after follow-up week 24, not included in SVR 3SVR = undetectable HCV RNA levels for 24 weeks post treatment P=Peg-interferon (1.5 µg/kg/QW); R=Ribavirin (800-1400 mg/day); B=Boceprevir (800 mg TID) P-values compared with P/R control

Boceprevir Improved SVR in Null Responders Phase II Naive (SPRINT-1) Post-hoc Analysis Historically, Null responders = <2log10 decrease in HCV-RNA at Treatment (Tx) week 12 with P/R IDEAL STUDY1 Decrease in HCV-RNA at Tx week 4 and 12 were highly correlated (p<0.0001) Patients with <1 log10 decrease at Tx week 4 have a poor SVR rate (4.5%) Null responders can be defined using <1 log10 decrease at Tx week 4 with P/R1 1McHutchison, JG, et al. NEJM 361;6 2009 BOC = Boceprevir SPRINT-1 SVR Rates in Patients with <1 log10 HCVRNA Drop at Week 4 Control P/R 48 P/R 4 wks? P/R/BOC 24 weeks P/R 4 wks? P/R/BOC 44 weeks % Patients Achieving SVR 6% 25% 55% 2/34 7/28 12/22 0 20 40 60 80 100

Opportunity for Response Guided Therapy Rapid Virological Response (RVR)

- ~ Two-thirds of Treatment-Naïve Patients in SPRINT-1 achieved RVR
  - RVR= undetectable HCV-RNA at Boceprevir treatment week 4 (following a 4 week P/R lead in)[1]

Time after Boceprevir dosing to first negative HCV-RNA



N=206
17%
18%
64%
≤4 weeks
4 to 12 Weeks
Treatment Failures

[1]Kwo, et al. Presented at AASLD, 2009

MERCK Be well

* 4 week P/R lead in # p=NS ** p<0.004 28 weeks of therapy 48 weeks of therapy Time* after boceprevir dosing to first negative HCV-RNA 82 21 0 94# 79** 0 ^4 weeks 4 to 12 weeks >12 weeks % Patients Achieving SVR 0 60 80 100 20 40 RVR is a Strong Predicator of Response SPRINT-1 Post-hoc Analysis1 Patients with RVR2 are likely to achieve SVR with only 28 weeks of therapy Patients with EVR3 are likely to benefit from longer treatment 1Data on file 2Undetectable HCV-RNA at Boceprevir treatment week 4 (following 4 week P/R run-in) 3EVR=early virological response ^ Treatment week 12

Response Guided Therapy (RGT) in Treatment Naïve Patients: Potential For 28 Week Treatment

Phase III

SPRINT-2: ~1080 treatment naïve gentoype 1 patients



P/R
Placebo + P/R
P/R
Boceprevir + P/R
(–)
Stop at Wk 28
Wk 8 HCV RNA
Boceprevir + P/R
(+)
P/R
P/R
Boceprevir + P/R
Week 4
Week 28
Week 48
Week 72

P = peg-interferon 1.5 µg/kg
R = ribavirin 800-1400 mg per day, based on weight

MERCK
Be well

Of the 290 responders (SVR) followed for at least 2 years, there have been no confirmed relapses Co-Infection Treatment Naive HCV/HIV N=~100 EPO study (Anemia Management) N=660 RESPOND-2* (Treatment Failure) SPRINT-2* (Treatment Naive) PEG2a* (Treatment Failure) N=198 Initial Registration *Fully Enrolled Boceprevir Ongoing Clinical Program R RGT potential for 28 week treatment RGT potential for 36 week treatment

Ridaforolimus: Oral mTOR Inhibitor mTOR signaling is activated in essentially all tumor types plays a central role in cell growth Agreement with Ariad was renegotiated (May 2010); Merck now has full, exclusive license to Ridaforolimus Phase III Program ongoing Soft-Tissue Sarcoma Regimen: 5 days out of 7, once daily Fully enrolled Anticipated filing: 2010, pending results of interim analysis Ridaforolimus

New Molecular Entities and Combination Products
Merck Pipeline – Anticipated Filing Dates, Major Market

2010

Under Review
- BRINAVESS (EU)
- DULERA[1]
- NOMAC/E2 (EU)
- SYCREST (EU)

Anticipated
- Boceprevir
- JANUMET XR (US)
- MK-0431D
- NOMAC/E2 (US)
- Ridaforolimus

2011

- AIT – Grass (US)[2]
- BRIDION (US)
- MK-0431C
- MK-0653C
- SAFLUTAN (US)
- Telcagepant
- Vorapaxar

2012

- Acadesine
- AIT–Ragweed (US)
- ELONVA (US)
- MK-0524A (US)
- MK-0524B
- MK-4305
- Odanacatib
- V503

>2012 (select)

- Anacetrapib
- Betrixaban
- Dalotuzumab
- MK-3415A
- Preladenant
- V710

[1]Trade name DULERA is under regulatory review in the US
[2]Anticipated filing 2010/2011

MERCK
Be well

BRIDION (sugammadex): Selective Neuromuscular Relaxant Binding Agent First-in-class First major innovation in anesthesiology reversal in over 20 years Rapidly reverses neuromuscular block induced by rocuronium or vecuronium Provides optimal surgical conditions and predictably reversed 95% of patients to TOF >0.9 within 5 minutes1 Reversal From 1 to 2 PTCs Following Rocuronium 0.6 mg/kg 1Jones, RK et al. Anesthesiology 2008 109 100 80 60 40 20 0 0 20 40 60 80 100 120 140 160 Time (min) BRIDION 4 mg/kg (n = 37) Patients Returning to TOF 0.9 (%) NEO 70 ?g/kg (n = 37) PTC=post tetanic count TOF=train-of-four NEO=neostigmine

Approved in 47 countries including Japan Additional clinical studies Hypersensitivity Assessment in normal volunteers with results in 2010 Anticoagulation Transient increase of ~ 20% in aPTT (activated Partial Thromboplastin Time) Assessment in clinical studies planned for 2010 Anticipated US resubmission: 2011 Status of BRIDION (sugammadex)

Telcagepant: CGRP* Receptor Antagonist

- First new mechanism in 20 years for migraine
  - non-vasoconstrictive
- Phase III pivotal studies met all primary endpoints[1-3]
- Long term acute migraine safety study (up to 18 months) complete (n~650 on treatment)
- Migraine prophylaxis trial stopped in 2009
  - Liver enzyme elevations in some patients
- One additional safety study (n=4500) will be conducted before filing



Cerebral Artery
CGRP
CGRP Receptor
Telcagepant
Peripheral
CGRP
CGRP Receptor
Telcagepant
Central

Anticipated Filing: 2011

[1] Ho, T.W. et al. *Lancet* Vol. 372 2115-23 2008
[2] Connor, K.M. et al. *Neurology* 73 2009
[3] Ho,T.W. et. Al. *Celphagia* 2010 in press
*Calcitonin Gene-Related Peptide

MERCK Be well

Telcagepant: Cardiovascular Safety Evaluation in Individuals With Cardiovascular Disease

- Treadmill exercise-induced angina model
  - Population: individuals with reproducible exercise-induced angina
  - Doses: (Telcagepant vs placebo)
    - 600mg (n=46)
    - 900mg (n=14)
    - For reference, Telcagepant clinical dose = 140mg
  - Result: No significant effect of Telcagepant on treadmill exercise duration
- 24-hour Halter monitor study
  - Population: individuals with cardiovascular disease
  - Dose: 600mg Telcagepant (n=28) vs placebo
  - Result: No significant effect of Telcagepant on 24-hour heart rate or ST segment depression

MERCK Be well

Glaucoma leads to optic nerve damage from increased intraocular pressure Preservative-free Tafluprost provides a new option for patients with glaucoma who cannot tolerate preservative-containing ophthalmics Phase III noninferiority study: preservative-free Tafluprost vs preservative-free timolol EU: Approved in certain countries US: Anticipated filing 2011 SAFLUTAN (Tafluprost): The First Preservative-Free Synthetic Analogue of Prostaglandin F2?

Allergy Immunotherapy Tablets (AIT) A fast-dissolving, once-daily, sublingual tablet Disease modification after repeated administration of allergens as a result of immune tolerance US clinical program status Grass tablet Primary endpoint was met in adult and pediatric subjects with a history of grass pollen-induced rhinoconjunctivitis with or without asthma Anticipated Filing (US): 2010/2011 Ragweed tablet Phase III ongoing Anticipated Filing (US): 2012

New Molecular Entities and Combination Products
Merck Pipeline – Anticipated Filing Dates, Major Market

2010

Under Review
- BRINAVESS (EU)
- DULERA[1]
- NOMAC/E2 (EU)
- SYCREST (EU)

Anticipated
- Boceprevir
- JANUMET XR (US)
- MK-0431D
- NOMAC/E2 (US)
- Ridaforolimus

2011

- AIT – Grass (US)[2]
- BRIDION (US)
- MK-0431C
- MK-0653C
- SAFLUTAN (US)
- Telcagepant
- Vorapaxar

2012

- Acadesine
- AIT–Ragweed (US)
- ELONVA (US)
- MK-0524A (US)
- MK-0524B
- MK-4305
- Odanacatib
- V503

>2012 (select)

- Anacetrapib
- Betrixaban
- Dalotuzumab
- MK-3415A
- Preladenant
- V710

[1]Trade name DULERA is under regulatory review in the US
[2]Anticipated filing 2010/2011

MERCK
Be well

MK-4305: Orexin Receptor Antagonist A New Approach for the Treatment of Insomnia Image: Adapted from Sakurai, Nature Reviews Neuroscience March 2007, Volume 8, pp 171-181 Orexin Neurons Most treatments for insomnia have focused on the GABA system May affect many processes in addition to sleep (e.g. memory and balance) Orexin neuropeptides play a critical role in maintaining arousal Orexin receptor antagonists selectively target the brain's arousal system Blockade of orexin receptors promotes sleep Shortens sleep onset Reduces wake time after sleep Increases total sleep time Phase III ongoing Anticipated filing: 2012

MK-4305: Orexin Receptor Antagonist Phase IIb Study in Patients With Primary Insomnia Cross over study design MK-4305 vs placebo MK-4305 interim results1 n=217 Baseline sleep efficiency, nights 1 and 28 (co-primary endpoints) MK-4305 was superior vs placebo (p-value <0.005) Sleep induction and maintenance - significant dose-related effects were observed Generally well tolerated 3 patients on placebo (1.4%) and 1 patient on 80 mg (1.9%) discontinued due to adverse events Final results to be presented in June 2010 at the Associated Professional Sleep Societies Meeting 1W. Joseph Herring et al., SLEEP, Volume 33, Abstract Supplement 2010

Preladenant: Adenosine 2A Receptor Antagonist for Parkinson's Disease In Parkinson's Disease (PD), dopaminergic tone is lost, leading to an increased inhibition of motor movement Available drugs all work by increasing dopaminergic tone Adenosine 2A (A2A) receptors regulate neurons in the basal ganglia that control fine motor skills Blocking A2A receptors compensates for the loss of dopaminergic neurons Preladenant is the first drug with a non-dopaminergic mechanism to treat PD

Preladenant Demonstrated Efficacy in Moderate-to-Severe PD Patients Receiving Dopaminergic Therapy Phase IIb Showed efficacy in both on and off time with no proportional increases in dyskinesias Generally well tolerated Phase III Anticipated start: 2010 Adjunctive and monotherapy Change From Baseline. Decreases in "Off" Time and Increases in "On" Time Phase II Adjunctive Therapy in Late Parkinson's Disease1 ON = Time when medication is providing benefit with regard to mobility, slowness, and stiffness OFF = Time when medication is not providing benefit with regard to mobility, slowness, and stiffness *As compared with placebo -0.5 -0.4 -1.3 -1.6 -1.7 0.2 0.4 0.7 1.4 1.3 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 Placebo 1 mg BID 2 mg BID 5 mg BID 10 mg BID Change in Average hrs/day Off time On time *p=0.049 *p=0.019 *p=0.024 *p=0.049 1Hauser R A et al, presented at the 13th International Congress of the Movement Disorder Society, June 2009

Dalotuzumab for Metastatic Colorectal Cancer IGF-1R is a proximal regulator of the PI3K signaling pathway Over expression of IGF-1R in cancers may correlate with progression Dalotuzumab is an Anti-IGF-1R monoclonal antibody Treatment of metastatic colorectal cancer Alternate treatment arm (standard of care) shown to be ineffective in colorectal cancer with activated K-RAS mutation Trial amended in 2009 Limited enrollment to patients with K-RAS wild-type tumors Interim analysis (Go/No Go to Phase III) planned for 2010

Ridaforolimus/Dalotuzumab Monoclonal Antibody Combination for Luminal B Breast Cancer

- PI3 Kinase Pathway is up-regulated in Luminal B breast cancer
  - 25% of breast cancers
  - Patients have a poor prognosis
- Tumor cells bypass mTOR inhibition via a feedback loop that activates IGF-1R signaling
- Preclinically, bypass prevented by co-treatment with IGF-1R blocker (Dalotuzumab)



IGF-1R
Dalotuzumab
PI3 Kinase Pathway
Feedback Loop
AKT
mTOR
Ridaforolimus
Cell Proliferation

- New data combining Ridaforolimus with Dalotuzumab in patients with Luminal B breast cancer
  - Oral presentation at American Society of Clinical Oncology, June 2010

MERCK Be well

C. difficile infection (CDI) is the most important cause of healthcare-associated diarrhea High recurrence rate (>20%) MK-3415A is a combination of monoclonal antibodies against two pathogenic toxins (A and B) Phase IIb Results1 Treatments: MK-3415A or placebo Added on top of Standard-of-care (metronidazole or vancomycin) Primary endpoint: CDI Recurrence at Day 84 post infusion In discussion with regulatory authorities on design of the Phase III clinical trial MK-3415A Monoclonal Antibodies for Reduction of Recurrence of Clostridium difficile infection 1Lowy I et al N Eng J Med, 362; 2010 Time to C. difficile Recurrence1 Recurrence of Infection (%) 60 40 20 0 0 10 20 30 40 70 60 50 80 90 Days after infusion P< 0.001 Placebo MK-3415A No. at Risk Antibody Placebo 101 99 93 77 89 66 85 62

V710: Staphylococcus aureus Vaccine S. aureus can cause serious disease with infections that range from localized skin infections to septic shock Methicillin-resistant S. aureus (MRSA) is a major cause of hospital- acquired staphylococcal diseases1 Increases in community-associated MRSA infections confirm that this disease is no longer confined to hospital and health care institutions2 Antigen (IsdB) targets cell surface protein Expressed and highly conserved in both methicillin susceptible and Methicillin-resistant S. aureus Vaccine-induced protection demonstrated in preclinical studies Phase I clinical results: Robust anamnestic and persistent immune response following single vaccination Phase II for patients with end-stage renal disease on chronic hemodialysis to evaluate safety and immunogenicity Phase II/III study in cardiothoracic surgery ongoing in 25 countries First interim analysis: complete Second interim analysis: anticipated 2011 1http://www.cdc.gov/ncidod/dhqp/ar_mrsa.html 2 Klevens RM, et al. JAMA 2007;298(15):1763-1771.

Odanacatib for the Treatment of Osteoporosis

- Cathepsin K is responsible for bone matrix degradation
- Odanacatib is a selective and reversible inhibitor of Cathepsin K
- Dose: 50 mg once-weekly
  - With or without food
  - No unique postural requirements



HCO_3^-
Cl^-
HCO_3^-
Cl^-
Cat K
Lysosomes
ATP
H_2CO_3
ADP
CO_2
CO_2
H_2O
H^+
Cl^-
Lysosomal Enzymes
pH=4
Sealing Zone
(Cathepsin K)

- Cathepsin K inhibition decreases bone resorption similarly to bisphosphonates but decreases bone formation to a lesser extent[1]
- Positive 3-Year Phase IIb Study data[1]
  - Generally well tolerated after 3 years of treatment
  - Overall incidence of adverse events was similar to placebo

[1]Eisman J et al., J Bone Min Res, 2009; 24 (Suppl 1.)

MERCK Be well

Odanacatib Phase IIb Study 3-Year Data 0.42 N=14 ^ Least Square Mean 7.85 N=17 Lumbar Spine BMD (gm/cm2) % Change From Baseline (Mean +-SE) 0 12 24 36 Month -2 -1 0 1 2 3 4 5 6 7 8 9 Placebo 50 mg Odanacatib Once Weekly 1Eisman, J. et al. Presented at American Society of Bone and Mineral Research, Sep 2009 2Data on file Bone Mineral Density at Various Anatomical Sites1,2 -4 -2 0 2 4 6 8 10 Lumbar Spine Total Hip Femoral Neck Hip Trochanter Distal Forearm Total Body Anatomical Site BMD Change from Baseline (%) Placebo Odanacatib 50 mg Once Weekly Primary Endpoint: Lumbar Spine Bone Mineral Density

ODN baseline2 ODN 18 months2 Increases in Cortical Thickness in the Distal Radius in a Pre-Clinical Model1 ‡ 0 3 6 9 12 15 18 Month 0.5 0.55 0.6 0.65 0.7 0.75 0.8 0.85 Cortical Thickness (mm) ‡ ALN ODN PBO ODN: 2 mg/kg daily (approximates human clinical exposure - efficacy dose) ALN: 30 µg/kg/wk PBO: Placebo ‡ODN vs. ALN p<0.001 Odanacatib (ODN) demonstrates significant increases versus alendronate (ALN) over time 1 Data on file; to be presented in fall 2010 2 Cortical thickness image of an ovariectomized nonhuman primate model by hr-pQCT=high resolution peripheral Quantitative Computed Tomography

4-Year Phase IIb data to be presented in the Fall 2010 Odanacatib Phase III Fracture outcomes trial ongoing Fully enrolled: >16,000 postmenopausal women with osteoporosis Anticipated filing: 2012 Odanacatib Clinical Program

Merck Pipeline[1] April 30, 2010

Phase II	Phase II	Phase III	Phase III	Combination Products in Development[7]
Allergy, Immunotherapy SCH 900237[2]	HIV, vicriviroc (SCH 417690)	Allergy, Grass Pollen SCH 697243[2]	Hepatitis C, boceprevir (SCH 503034)	Atherosclerosis Ezetimibe + atorvastatin (MK-0653C)
Asthma MK-0476C	Hot Flashes MK-6913	Allergy, Ragweed SCH 039641[2]	Insomnia MK-4305	Diabetes JANUMET XR (US)
Atrial Fibrillation, vernakalant (MK-6621 [oral])	Insomnia MK-6096	Atherosclerosis MK-0524A[3] (US)	Ischemia-Reperfusion Injury, acadesine (SCH 900395)	Diabetes, Sitagliptin + simvastatin (MK-0431D)
Colorectal cancer dalotuzumab (MK-0646)	Osteoporosis MK-5442	Atherosclerosis MK-0524B	Migraine, telcagepant (MK-0974)	**Under Review**
Cancer, dinaciclib (SCH 727965)	Parkinson's Disease, preladenant (SCH 420814)	Atherosclerosis, anacetrapib (MK-0859)	Neuromuscular blockade reversal, BRIDION[5] (SCH 900616) (US)	Asthma DULERA[8] (SCH 418131) (US/EU)
Cancer, SCH 900776	Pediatric Vaccine V419	Cervical Cancer, V503 HPV vaccine (9 valent)	Osteoporosis, odanacatib (MK-0822)	Atrial Fibrillation BRINAVESS (MK-6621)[9] (EU)
Clostridium difficile Infection, MK-3415A	Progeria, lonafarnib (SCH 066336)	Contraception, NOMAC/E2 (SCH 900121) (US)	Sarcoma, ridaforolimus (MK-8669)	Contraception NOMAC/E2 (SCH 900121) (EU)
COPD SCH 527123	Schizophrenia, MK-8998	Diabetes, sitagliptin/pioglitazone (MK-0431C)	Staph Infection, daptomycin for injection (MK-3009)[6]	Schizophrenia, Bipolar Disorder, SYCREST (SCH 900274) (EU)
➜ Contraception, Medicated IUS (SCH 900342)	Schizophrenia SCH 900435	Fertility, corifollitropin alfa (SCH 900962)[3] (US)	Thrombosis, vorapaxar (SCH 530348)	
Diabetes MK-3577	Staph Infection V710	Glaucoma, SAFLUTAN (MK-2452)[4] (US)		
Hepatitis C, vaniprevir (MK-7009)	Thrombosis, betrixaban (MK-4448)			

➜ Moved forward since last pipeline update

1 The Pipeline is as of April 30, 2010
2 North American rights only
3 Approved in Europe
4 Approved in certain countries in Europe and Japan
5 Approved in Europe and Japan
6 Japanese rights only
7 Fixed Dose Combinations anticipated to be submitted to the US FDA, MK-0431A XR in 2010, MK-0431D in 2010, and MK-0653C in 2011
8 Trade name DULERA is under regulatory review in the US
9 Exclusive rights outside of the United States, Canada, and Mexico

MERCK
Be well

Global Human Health Overview Kenneth C. Frazier President, Merck & Co., Inc

Today's Merck: A New Leader in Global Healthcare Our broader portfolio of market-leading medicines and vaccines Our greater geographic footprint in key markets Our strong late-stage pipeline and the excellence of our research organization Our customer-centered commercial model that enables rapid integration, allows greater efficiency in our operations and best meets customer needs Our strong financial position that enables us to pursue the best growth strategies Merck is uniquely positioned to outperform the broader health care market and create value because of:

A Diverse Portfolio and Global Presence 1Q 2010 Pharma & Vaccines Revenue1 1Q 2010 Total Revenue United States EUCan Emerging Markets Japan 42 32 17 8 Bone, Resp, Immun & Derm Mature Brands Cardiovascular Infectious Disease Vaccines Diabetes Oncology Women's Health Neuro & Ophth Other Animal Health Consumer Health 2009 Sales 25 16 10 9 7 6 4 4 3 5 6 3 Cardiovascular 10% 1 Excludes $38 million of other sales in 1Q 2010

New Commercial Model: Drives Strong Performance Merck has launched a new commercial model globally: Model is flexible with execution based on local market dynamics and customer input Focus on customer value and trust Multi-channel approaches and new technologies Open and robust dialogue with scientific leaders Portfolio approach to marketing our products Solutions to improve health outcomes Merck New Commercial Model Engage payors early and often

New Commercial Model Enables Rapid Integration of Our Commercial Organization Jan China Korea Puerto Rico U.S. Feb Australia Brazil Canada Turkey March Belgium Mexico April Spain Venezuela May Germany* Portugal Switzerland UK France Italy Japan Netherlands Planned 16 of Our Top 20 markets have already integrated *Represents Primary Care Sales Force

CV and Diabetes Infectious Diseases Respiratory/ Bone/ Imm/Derm Women's Health Neuro/ Ophthalmology Oncology Vaccines Mature Brands Best Positioned to Offer Customers a Portfolio of Options in Key Therapeutic Areas

Expanded Respiratory Portfolio Enables Franchise Maximization

Merger created a leading respiratory franchise:

- Full year 2009 revenue of $7.2B[1]
- Diverse offerings across major diseases
- Five growing global brands
- Two pending new product opportunities: DULERA[2]/ZENHALE and DAXAS[3]

Asthma

LTRA
SINGULAIR (montelukast sodium, MSD)

Inhaled Corticosteroids
Asmanex Twisthaler (mometasone furoate inhalation powder)

Long-acting β2-agonist
Foradil

Short-acting β2-agonist
Proventil HFA

Fixed Dose Combination
DULERA[2] ZENHALE
Anticipated Launch in 2010

Allergic Rhinitis

LTRA
Once-a-day SINGULAIR (MONTELUKAST SODIUM)

Intra-Nasal Corticosteroid
nasonex

Antihistamines/ Decongest. (Rx)
Claritin

Antihistamines/Decongest.
AERIUS
CLARINEX

COPD

Long-acting β2-agonist
Foradil

Short-acting β2-agonist
Proventil HFA

Fixed Dose Combination
DULERA[2] ZENHALE
Anticipated Launch in 2012

PDE-4 Inhibitor
DAXAS[3]
Anticipated Launch in 2010

[1]2009 Supplemental Combined Non-GAAP sales
[2]The trade name DULERA is under regulatory review in the U.S.
[3]Co-promotion agreement for Canada and certain European countries; distribution agreement in UK

MERCK Be well

Best Positioned to Lead in Cardiovascular Disease Revenue Source: Datamonitor In-line Products Pipeline Products Market (US, EU, Japan) Cardiac Arrhythmia Thrombosis Cardiac Reperfusion Dyslipidemia Hypertension $17B (Anti-thrombotics) $500K - $1B $36B $26B Anacetrapib (Phase III) Acadesine (Phase III) Vorapaxar (Phase III) MK-0524B (Phase III) MK-0653C (in development) BRINAVESS (under review) Vernakalant oral (Phase II) Betrixaban (Phase II)

ZETIA and VYTORIN High-risk patient, further from LDL-C goal LDL-C treatment gap, need for goal attainment Help high-risk patients get to, and stay at, LDL-C goal ZETIA in Japan ZETIA and VYTORIN in Core EUCan Markets (Value unit: JPYMM) 0 2000 4000 6000 8000 10000 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 0% 5% 10% 15% 20% 25% 30% 35% 40% MAT Q108 MAT Q208 MAT Q308 MAT Q408 MAT Q109 MAT Q209 MAT Q309 MAT Q409 Canada France Spain Italy UK Germany Market Share Source: IMS for all markets except for Germany (Insight) and France (GERS) Source: Company data

JANUVIA and JANUMET: Continue Strong Global Performance Broadening market leadership: Strong launch underway in Japan Sustained double-digit sales growth in all regions and major markets, including US and EU Emerging Markets already contribute > $200 million Positioned for continued success: Opportunity to improve value proposition vs sulfonylureas Launch new insulin label Successfully develop fixed dose combinations & formulations Metformin Sulfonylurea Thiazolidinediones JANUVIA / JANUMET Other* Metformin 43.7 0.437 0.272 0.118 0.076 0.093 Sulfonylurea 27.2 38.6 34.6 31.6 Thiazolidinediones 11.8 46.9 45 43.9 JANUVIA Family 11.8 Source: IMS April 2010 *Other: includes FDC of the above US Oral Anti-diabetic Plus GLP1 Market

Early Signals Through Integration Are Encouraging Broader portfolio of pharmaceuticals and vaccines Eight of our Top Ten products growing through integration Greater geographic diversity Nine of our Top Ten markets growing - seven growing double digits More efficient and effective customer- centric commercial model 16 of our top 20 customer-facing organizations integrated Financial strength to invest in future growth opportunities Focused investment in Emerging Markets and key new product launches

Global Human Health Overview Adam Schechter President, Global Human Health

Powerful Co-positioning Drives Growth During the Spring Allergy Season Co-positioning strategy and resources launched in January - 100 200 300 400 500 600 700 800 900 1,000 1/1/2010 1/8/2010 1/15/2010 1/22/2010 1/29/2010 2/5/2010 2/12/2010 2/19/2010 2/26/2010 3/5/2010 3/12/2010 3/19/2010 3/26/2010 4/2/2010 4/9/2010 4/16/2010 4/23/2010 Weekly TRx Volume (000's) -13.0% -10.0% -7.0% -4.0% -1.0% 2.0% 5.0% 8.0% 11.0% 14.0% 17.0% 20.0% Rolling 4wk YOY Growth SINGULAIR & NASONEX TRx Volume SINGULAIR Growth NASONEX Growth Source: IMS NPA(tm) Weekly

Physician and patient perceptions positive, with strong differentiation on tolerability Excellent efficacy and tolerability profile with data extending through 3 years in 2010 ISENTRESS: Continues to Grow 0 5 10 15 20 25 30 35 40 45 50 Jan-09 Feb-09 Mar-09 Apr-09 May-09 Jun-09 Jul-09 Aug-09 Sep-09 Oct-09 Nov-09 Dec-09 Jan-10 Feb-10 Mar-10 Monthly TRx Volume (000's) 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% Growth vs. Same Month Prior Yr ISENTRESS TRx Volume ISENTRESS TRx Growth Source: IMS NPA(tm) Monthly

New Commercial Model Led to a Significant Reduction in US Sales Force Merck Schering-Plough Customer Facing Organization 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2007 2008 2009 2010

Demonstrating Increased Value and Trust With Customers Ind. Avg Merck "The most trusted and valued company in helping me help my patients" Source: 1Q09 Baseline Trust & Value Survey We started 2009 ranked 4th in an undifferentiated group of top healthcare companies...

Merck is the Leading Company in Terms of Trust and Value Ind. Avg Merck "The most trusted and valued company in helping me help my patients" Source: 2009 Year End Trust & Value Survey ... and finished 2009 with a lead over all healthcare companies in the competitive set.

The New Commercial Model Drives Positive Business Performance Higher SINGULAIR share among physicians who rank Merck #1 on Trust & Value 15 20 25 30 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 TRx Share (%) Selected as Top (n=2,820) Not Selected as Top (n=12,460) Geographies with higher Trust & Value have lower Onglyza penetration Onglyza Breadth* (8/2009-1/2010) (Trust Value Assessment 3Q09) Source: Merck survey data *Percent of physicians who prescribed Onglyza over a specific period Lower Higher

New Commercial Model Leads to Higher Employee Engagement and Better Performance Employee Engagement Trust & Value Performance High Trust & Value scores and high levels of employee engagement resulted in improved business performance

Global Human Health Overview Bruno Strigini President EUCAN Region I, Global Human Health

Shifting Power of Key Stakeholders Is Transforming Our Current Business Model Sales Rep Government Payors Patients Illustrative Scenario Rx Decision HCP Medical Affairs Market Access We are implementing a new commercial model based on customer centricity ... Standardize brands but customize and personalize customer interactions Develop multi-channel capabilities .... and are addressing the needs of other increasingly important stakeholders

EUCan Outperforms the Market Since Merger Announcement Source: IMS for all except, Inside Health in Germany (Adjusted for Trans Border Sales) and GERS for France Strong in-market performance across countries, with Evolution Index for Core 5 + Canada of 103.2 (MAT Jan/Feb 2010, IMS) Core 5 + Canada UK Germany France Canada Spain Italy 103.2 105.3 101.5 104.3 104.3 100.8 102.6 Evolution Index MAT = Moving Annual Total; (MAT Jan/Feb 2010)

Implementation of New Commercial Model in Europe Drives Significant Business Results SINGULAIR in UK 0 1,000 2,000 3,000 4,000 5,000 6,000 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 SINGULAIR MAT Absolute Cash Growth (£000s) SINGULAIR 10mg Tablets SINGULAIR 5mg Tablets SINGULAIR 4mg Tablets SINGULAIR 4mg Granules NCM implemented Source: IMS

Leveraging Strong Clinical Profile to Outperform the Competition: Germany

Januvia (sitagliptin) tablets



% Market Share
28%
Sitagliptin Family
Apr-09
9-May
Jun-09
Jul-09
Aug-09
Sep-09
Oct-10
Nov-09
Dec-10
Jan-10
Feb-10
10-Mar
Sitagliptin Family
JANUVIA / JANUMET
Velmetia / Xelevia
Byetta
Victoza
Actos / Competact
Avandia / Avandamet

Note: Sitagliptin Family includes Velmetia and Xelevia (clones of JANUVIA/JANUMET that are out-licensed in Germany)

Source: IMS, GESDAT data

MERCK Be well

Implementation of New Commercial Model in Europe Drives Significant Business Results Changing profile of MSD Italy's income statement Sales (€/.Mln) % of Sales 0 100 200 300 400 500 600 700 800 2007 2008 2009 Sales Direct Selling % Sales Promotion % Sales Operating Income % Sales 0

REMICADE: A Customer-Focused Approach Delivers Growth From All Indications $1.6B $2.1B $2.3B 2008 and 2009 splits by Merck estimate 10% 16% 10% 13% 23% 8% 0 ..5 1.0 1.5 2.0 2.5 2007 2008 2009 Psoriasis Ulcerative Colitis Crohn's Disease Psoriatic Arthritis Ankylosing Spondylitis Rheumatoid Arthritis ($ billions) YoY Growth Rate

Monthly SIMPONI: Advanced SC anti-TNF; Best patient experience First choice SC anti-TNF Only REMICADE offers the power and speed of IV anti-TNF RA: First choice for the RPP SpAs: First choice for pts w/history of EAMs REMICADE offers the power and speed of IV anti-TNF For rapidly progressing disease Co-Positioning Maximizes Combined Franchise Market Penetration Monthly SIMPONI: Subcutaneous anti-TNF; best patient experience Positioned against Humira and Enbrel - not REMICADE

SIMPONI Is Exceeding Recent Launch Benchmarks Without Cannibalizing REMICADE *Source: Canadian 'SIMPONI for Me' Patient Support Program, 12/2009; n=343 SIMPONI Source of Business* SIMPONI Source of Switch (non-naive) CANADA (SIMPONI) CANADA (Cimzia) GERMANY (SIMPONI) GERMANY (Cimzia) 0 0.5 1.0 1.5 2.0 2.5 Months Post-Launch SIMPONI/Cimzia Market Share (%) Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Naive 58% Non-naive 42%

Global Human Health Overview Julie Gerberding, MD President, Merck Vaccines

Merck Vaccine Strategy Strengthen leadership in vaccines through broad portfolio Develop new vaccines to prevent medically important infectious diseases in global markets Expand use of recently launched vaccines Globalize business and expand access to current and new products Ensure robust, redundant and reliable supply

Broad Portfolio of Vaccines

Pediatric Vaccines: Merck offers 8 of the 11 recommended vaccines	Adult Vaccines: Merck offers 9 of the 10 recommended vaccines
Haemophilus influenzae type B	Hepatitis A
Hepatitis A	Hepatitis B
Hepatitis B	Human Papillomavirus
Human Papillomavirus	Influenza
Influenza	Measles, Mumps, Rubella
Measles, Mumps, Rubella	Pneumococcal (polysaccharide)
Rotavirus	Tetanus, Diphtheria, Pertussis*
Varicella	Varicella
Pneumococcal	Zoster
Tetanus, Diphtheria, Pertussis	Meningococcal
Meningococcal	

US Vaccination Schedule

*Merck will market MassBiologics' tetanus and diphtheria vaccine in US, except for Massachusetts

MERCK Be well

Significant Investment to Ensure Robust, Reliable, and Redundant Supply Carlow, Ireland Durham, NC MMR-II and varicella zoster virus-based vaccines Vaccines and biologics

Significant Opportunity Remains to Reduce Burden of Herpes Zoster Among Older Adults † Population Division of the Department of Economic and Social Affairs of the United Nations Secretariat. ‡ The number of HZ cases was calculated by applying the Hope-Simpson HZ incidence rates to the 2005 U.S. population. 2005 US Population (in Millions)† 84 41 41 45 37 23 16 11 298 HZ Cases‡ (in Thousands) 101 86 82 109 209 158 115 117 977 Percentage of HZ Cases 10% 9% 8% 11% 21% 16% 12% 12% 100% 87 million adults over age 50 60% of disease burden

Sustaining Leadership in HPV Vaccines V503 Will offer protection against ~87% of cancer-causing HPV types Anticipated filing 2012 GARDASIL Most approved indications of available HPV vaccines Only HPV vaccine indicated for males Significant opportunity remains to reach primary cohort and to complete vaccination series 70 0 50 100 GARDASIL V503 17 70 87

Globalize Business and Expand Access Significant opportunity for growth in developed markets and Emerging Markets Emerging Markets: Merck vaccine portfolio ideally suited to Emerging Market needs 80% of the global vaccine preventable disease burden is in Emerging Markets Expand current portfolio through partnerships and alliances Globalize supply chain to increase affordable access to broader portfolio of vaccines

Global Human Health Overview Stefan Oschmann President, Emerging Markets

Rank Company Rank Company 1 1 2 2 3 3 4 4 5 5 6 6 7 7 8 8 9 9 10 10 Source: IMS Health, MIDAS, MAT Dec 2009 *Includes Asia Pacific, Latin America, Eastern Europe, Middle East & Africa Global Emerging Markets* Merck's Goal is To Be as Strong in the Emerging Markets as We Are Globally

Merck's Strategy for Emerging Market Success Drive Emerging Market growth through broad portfolio of pharmaceuticals, vaccines, follow-on biologics and consumer health products Expanding access to our in-line and mature products Maximizing the value of our innovative pipeline Complementing Merck's portfolio with branded generics and other products through local and regional partnerships or acquisitions Develop world-class formulation development capabilities to customize current product portfolio to local customer needs Build a low-cost manufacturing network for pharmaceuticals, biologics and vaccines through local and regional partnerships Invest in clinical trials across the Emerging Markets Refine governance model to enable rapid local decision making while leveraging global capabilities and best practices

SOURCE: WHO; MSD Women's Health Lack of access to contraceptives creates an enormous unmet medical need Diabetes 75%+ of worldwide diabetic population in Emerging Markets Vaccinations 28MM+ children per year do not receive basic vaccines Respiratory 300MM people currently suffer from asthma. Most asthma-related deaths occur in low- and lower- middle - income countries Infectious Disease 166 deaths per 100,000 in India (vs 23 in US) due to infectious diseases Cardiovascular Disease 23.6MM people will die from CVDs, mainly from heart disease and stroke, by 2030 - deaths in SE Asia will grow the most 50%+ increase in hypertension in China from 2005-15 Merck's Portfolio is Well Suited to Meet Many of the Unmet Medical Needs in Emerging Markets

Resources Have Been Reallocated From Developed Markets to Emerging Markets Merck Schering-Plough China Net Increase ~90% 0 500 1000 1500 2000 2500 3000 3500 2007 2008 2009 2010 Customer Facing Organization

Merck Ranks Second in Latin America and Has Six of the Top 20 Products Across the Region *Only Retail Sales Source: IMS - Dec/2009 Ethical Pharmaceutical Market* Leading Products MAT Dec/2009 Source: IMS - Dec/2009 Top 12 Leading Health Companies - Retail Market Competitive Comparison - Market Share Share Rank Company MAT Dec/2009 Share 1 SANOFI-AVENTIS 7.5% 2 MSD 6.2% 3 PFIZER 6.2% 4 NOVARTIS 6.0% 5 BAYER 4.1% 6 ASTRAZENECA 3.2% 7 GLAXOSMITHKLINE 2.9% 8 EMS 2.8% 9 ROCHE 2.6% 10 ROEMMERS 2.5% 11 ACHE LABS 2.4% 12 MERCK KGAA 2.3% 6 products among Top 20 Share Product Corporation Sales (US $ millions) 1 DIOVAN/CODIOVAN NOVARTIS 273.0 2 LIPITOR PFIZER 220.5 3 CIALIS LILLY 219.6 4 NEXIUM ASTRAZENECA 189.7 5 PLAVIX SANOFI-AVENTIS / BMS 174.4 6 CRESTOR ASTRAZENECA 169.8 7 YASMIN BAYER 165.2 8 COZAAR Famliy MSD 148.1 9 VIAGRA PFIZER 136.7 10 SINGULAIR MSD 115.5 11 CATAFLAM NOVARTIS 110.6 12 SERETIDE GLAXOSMITHKLINE 110.2 13 RIVOTRIL ROCHE 108.8 14 LEXAPRO LUND/FOREST/ABBOTT 101.9 15 VYTORIN MSD 100.1 16 CELESTONE MSD 103.5 17 CLARITIN Family MSD 94.5 18 LANTUS SANOFI-AVENTIS 87.4 19 LYRICA PFIZER 87.2 20 AERIUS MSD 87.0

Maximizing the Value of Innovation in Emerging Markets JANUVIA in Asia Pacific AP Oral Anti-Diabetic Market, $ Market Share Market success based upon: Commercially and socially responsible pricing: Success in reimbursed (e.g., Korea) and self-pay (e.g., India) markets A commitment to physician and patient support Innovative programs to improve patient care Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Glucobay 0.038 0.038 0.038 0.037 0.038 0.036 0.036 0.035 0.035 0.033 0.032 0.029 Amaryl/M 0.111 0.108 0.103 0.105 0.112 0.111 0.11 0.108 0.108 0.1 0.099 0.094 Avandia/MET 0.165 0.146 0.128 0.121 0.108 0.101 0.096 0.086 0.07 0.066 0.063 0.062 Actos 0.06 0.065 0.068 0.07 0.069 0.075 0.072 0.076 0.069 0.069 0.066 0.065 Glucophage 0.027 0.021 0.023 0.021 0.028 0.021 0.021 0.021 0.028 0.019 0.019 0.019 Diamicron 0.06 0.057 0.059 0.056 0.054 0.053 0.05 0.052 0.046 0.042 0.039 0.035 JANUVIA & JANUMET 0.001 0.001 0.002 0.004 0.007 0.011 0.019 0.032 0.044 0.06 0.074 0.087 Source: IMS - 4Q09, Constant USD *Regional = JANUVIA launched countries including Australia, Korea, India, Hong Kong, Taiwan, Thailand, Malaysia, Philippines, Singapore, Indonesia Total Diabetes market defined as A10 class excludes all insulins

Merck's Plan for Emerging Market Leadership Drive Emerging Market growth through broad portfolio of new, in-line and mature products Complement Merck's portfolio with branded generics and other products through local and regional partnerships or acquisitions Increase focus on lifecycle management to satisfy local customer needs Expand our low-cost manufacturing network Increase investment in clinical trials across the Emerging Markets Ensure appropriate governance model is in place to move with speed and flexibility Merck's Emerging Market business is anticipated to grow faster than underlying Emerging Market pharmaceutical market growth and is expected to account for over 25% of Merck's pharmaceutical and vaccine revenue in 2013

Global Human Health Overview Kenneth C. Frazier President, Merck & Co., Inc

.... and a Promising Late Stage Pipeline1 CV and Diabetes Infectious Diseases Respiratory/ Bone/ Imm/Derm Women's Health Neuro/ Ophthalmology Oncology Phase III Candidates TREDAPTIVE Niacin/laropiprant/ simvastatin Anacetrapib Vorapaxar DPP-4/TZD Acadesine (IRI) AIT (grass pollen, ragweed) Odanacatib (osteoporosis) Telcagepant (CGRP) SAFLUTAN (US) BRIDION (US) Orexin receptor antagonist (insomnia) NOMAC/E2 (contraception) Corifollitropin alfa (fertility) Boceprevir Ridaforolimus (sarcoma) We Have a Broad In-line Portfolio ... Vaccines HPV (9-valent) Mature Brands 1Pipeline as of April 30, 2010

ASMANEX Asthma Launching in Japan BRIDION Anesthesia reversal Launching in ~ 30 countries ex-US ELONVA Fertility Launching in EU JANUVIA Type 2 diabetes Launching in Japan REMERON Depression Launching in Japan SAFLUTAN Glaucoma Launching in EU SAPHRIS Schizophrenia and bipolar I disorder Launching in US SIMPONI Autoimmune diseases Launching in 5 countries TREDAPTIVE Atherosclerosis Launching in 27 countries ex-US As of March 1, 2010 Major Launches Under Way to Drive Growth

Combined Portfolio and Pipeline Creates Many Opportunities for Launches in Japan[1]

Approvals – New Molecular Entities and Combinations January 2009 – April 2010	Approvals New Indications January 2009 – April 2010	Under Review		Anticipated Filings (2010)	
BRIDION Neuromuscular Blockade Reversal	**ASMANEX (mometasone furoate inhalation powder)** Asthma	**GARDASIL** Cervical Cancer	**ROTATEQ** Rotavirus	**CUBICIN** Staph Infection	**JANUVIA** Add-on indications Diabetes
COSOPT Glaucoma	**TEMODAL IV (temozolomide)** Glioblastoma	**NASONEX** Unscented Asthma		**FOLLISTIM cartridge** Fertility	**ZOLINZA** Cutaneous T-cell Lymphoma
JANUVIA Diabetes					
REMERON Depression					

[1] Pipeline as of April 30, 2010; approvals are solely intended to provide general information regarding Merck projects in development and, for this reason, the information is not represented to be complete.

MERCK Be well

Anticipated Filing in 2012 Significant Potential Commercial Opportunity With Odanacatib Large disease burden; under- diagnosed and undertreated An aging population will drive increased prevalence of osteoporosis 190MM globally by 2014 Emerging Markets represent a significant growth opportunity Unmet needs exist beyond available therapies Differentiate from antiresorptives that potently inhibit resorption & formation Demonstrate that the novel MOA delivers meaningful clinical benefits beyond available therapies Establish a clear value proposition for all customer segments, including patients, payers and prescribers Leverage our experience and legacy in the osteoporosis market Osteoporosis Market Potential Commercial Opportunities:

Boceprevir: Opportunity to Address a Huge Unmet Medical Need in Hepatitis C 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Year HCV sales ($m) JAPAN 5EU US Anticipated Filing in 2010 Source: Datamonitor 2008 5EU:France, Germany, Italy, Spain and the UK

Acute Coronary Syndrome (ACS) Heart muscle is not getting enough blood flow Heart attack with positive biomarkers indicating necrosis Most severe heart attack with total blockage Post- NSTEMI or STEMI event Post MI Myocardial Infarction Post- obstruction within a blood vessel supplying blood to the brain Post- Ischemic Stroke Narrowed arteries reduce blood flow to limbs Peripheral Artery Disease *Note: STEMI is not a target for hospital-initiated Vorapaxar Vorapaxar's Addressable Market Is Large, Covering Several Conditions Related to Atherothrombosis Post MI UA NSTEMI (i.e., non Q-wave MI) STEMI (i.e., Q-wave MI) Post Ischemic Stroke PAD NSTEMI STEMI* Unstable Angina Non-ST Elevation ST Elevation MI* Anticipated Filing in 2011

Merck's Priority is Delivering Top-line Organic Growth Merck is focused on driving growth based on the following elements: Driving strong global growth from JANUVIA/JANUMET, REMICADE, SIMPONI, ISENTRESS, ZETIA/VYTORIN Merck's Emerging Market business is anticipated to grow faster than underlying Emerging Market pharmaceutical market growth and is expected to account for over 25% of Merck's pharmaceutical and vaccine revenue in 2013 Flawlessly executing on anticipated upcoming launches with blockbuster potential once approved: Boceprevir; Vorapaxar; TREDAPTIVE; and Odanacatib Leverage Merck's broad portfolio and commercial model to build trust and value with customers and drive efficiency and effectiveness Merck's Priority is Delivering top-line organic growth